SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. ___)

Filed by the registrant                     [X]
Filed by a party other than the registrant  [ ]

Check the appropriate box:
[ ]  Preliminary proxy statement.               [ ] Confidential, for use of the
                                                    Commission only (as
                                                    permitted by Rule
                                                    14a-6(e)(2))
[X]  Definitive proxy statement.
[ ]  Definitive additional materials.
[ ]  Soliciting material under rule 14a-12

                           AEW Real Estate Income Fund
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
(2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
(4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
(5)  Total fee paid:

--------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount previously paid:

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(2)  Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------

(3)  Filing Party:

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(4)  Date Filed:

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

                           AEW REAL ESTATE INCOME FUND
                               399 BOYLSTON STREET
                           BOSTON, MASSACHUSETTS 02116

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                  MAY 20, 2004



To the Shareholders of the AEW Real Estate Income Fund:

Notice is hereby given that the Annual Meeting of Shareholders (the "Meeting") of the AEW Real Estate Income Fund (the "Fund") will be held at the offices of CDC IXIS Asset Management Advisers, L.P., located at 399 Boylston Street, 10th Floor, Boston, Massachusetts 02116, on Thursday, May 20, 2004 at 9 a.m., for the following purposes:

     1. To elect four Trustees of the Fund, each to hold office for the term indicated and until their successors shall have been elected and qualified; and

     2. To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.


The Board of Trustees of the Fund has fixed the close of business on March 9, 2004 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof. The enclosed proxy is being solicited on behalf of the Board of Trustees of the Fund.

                                             By order of the Board of Trustees,

                                             JOHN E. PELLETIER, Secretary
Boston, Massachusetts
March 25, 2004

It is important that your shares be represented at the Meeting in person or by proxy, no matter how many shares you own. If you do not expect to attend the Meeting, please complete, date, sign and return the applicable enclosed proxy or proxies in the accompanying envelope, which requires no postage if mailed in the United States. Please mark and mail your proxy or proxies promptly in order to save the Fund any additional costs of further proxy solicitations and in order for the Meeting to be held as scheduled.

                           AEW REAL ESTATE INCOME FUND
                               399 BOYLSTON STREET
                           BOSTON, MASSACHUSETTS 02116

                                 PROXY STATEMENT

                     FOR THE ANNUAL MEETING OF SHAREHOLDERS

                                  MAY 20, 2004

INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (the "Board") of AEW Real Estate Income Fund (the "Fund") of a proxy to be voted at the Annual Meeting of Shareholders to be held on May 20, 2004, and any adjournment or postponement thereof (the "Meeting"). The Meeting will be held at the offices of CDC IXIS Asset Management Advisers, L.P., 399 Boylston Street, 10th Floor, Boston, Massachusetts 02116, on Thursday, May 20, 2004 at 9 a.m.

     The Meeting is scheduled as a meeting of the respective holders of common shares (the "Common Shareholders") and preferred shares (the "Preferred Shareholders" and, together with Common Shareholders, the "Shareholders") of the Fund because the Shareholders of the Fund are expected to consider and vote on similar matters.

     The Notice of Annual Meeting of Shareholders (the "Notice"), this Proxy Statement and the enclosed Proxy Card are first being sent to Shareholders on or about March 25, 2004.

     The Board of Trustees of the Fund has fixed the close of business on March 9, 2004 as the record date (the "Record Date") for the determination of Shareholders of the Fund entitled to notice of, and to vote at, the Meeting, and any postponement or adjournment thereof. Shareholders of the Fund on the Record Date will be entitled to one vote for each share held, and a fractional vote with respect to fractional shares, on each matter to which they are entitled to vote and that is to be voted on, with no cumulative voting rights. The following table sets forth the number of shares of common stock, $0.00001 par value per share ("Common Shares"), and shares of preferred stock, $0.00001 par value per share ("Preferred Shares" and, together with the Common Shares, the "Shares"), of the Fund issued and outstanding at the close of business on the Record Date:

          OUTSTANDING COMMON SHARES           OUTSTANDING PREFERRED SHARES
                     3,833,389.67                           1,120

     The classes of stock listed above are the only classes of stock currently authorized by the Fund.

     At the Meeting, Preferred Shareholders of the Fund will have equal voting rights (i.e., one vote per Share) with the Fund's Common Shareholders and, except as described below, will vote together with Common Shareholders as a single class on the Proposal to be brought before the Meeting. Under the terms of the Fund's Bylaws, as amended (the "Bylaws"), the holders of the Preferred Shares are entitled as a class, to the exclusion of the holders of the Common Shares, to elect two Trustees of the Fund (one such Trustee is identified in the chart below). Simply stated, these Trustees are only elected by the holders of the Fund's Preferred Shares. As summarized in the table below, (i) the Common Shareholders and Preferred Shareholders, voting as a single class, have the right to vote with respect to the election of Messrs. Edward A. Benjamin, Kenneth J. Cowan and John T. Hailer as Trustees, and (ii) the Preferred Shareholders of the Fund, voting as a separate class, have the right to vote on the election of Mr. Daniel M. Cain as a Trustee. The Common Shareholders of the Fund do not have the right to vote with respect to the election of Mr. Cain. The following candidates (the "Nominees") have been nominated by the Trustees of the Fund who are not "interested persons" (as defined in the Investment Company Act of 1940) of the Fund.

                                               Common              Preferred
    Proposal - Election of Trustees          Shareholders         Shareholders
--------------------------------------     ----------------     ---------------
|X| Elections of Edward A. Benjamin               X                    X
|X| Election of Kenneth J. Cowan                  X                    X
|X| Election of John T. Hailer                    X                    X
|X| Election of Daniel M. Cain                                         X

     You may vote by mailing the enclosed proxy card. Shares represented by duly executed and timely proxies will be voted as instructed on the proxy. If you mail the enclosed proxy and no choice is indicated for the Proposal listed in the attached Notice, your proxy will be voted in favor of the election of all Nominees. At any time before it has been voted, your proxy may be revoked in one of the following ways: (i) by sending a signed, written letter of revocation to the Secretary of the Fund, (ii) by properly executing a later-dated proxy or
(iii) by attending the Meeting, requesting the return of any previously delivered proxy and voting in person.

I. PROPOSAL: ELECTION OF TRUSTEES

     In accordance with the Fund's Amended and Restated Agreement and Declaration of Trust dated as of October 10, 2002 (the "Declaration"), the Trustees are divided into the following three classes (each a "Class"): Class I, whose term will expire at the Fund's 2006 annual meeting; Class II, whose term will expire at this Meeting; and Class III, whose term will expire at the Fund's 2005 annual meeting. At each annual meeting, successors to the Class of Trustees whose term expires at that annual meeting shall be elected for a three-year term. Accordingly, shareholders will vote to elect Class II Trustees at the Meeting for an approximate three-year term expiring at the 2007 annual meeting. A Trustee elected at an annual meeting shall hold office until the annual meeting for the year in which his or her term expires and until his or her successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office.

     Under this classified Board structure, generally only those Trustees in a single Class may be replaced at any one annual meeting, and it would require a minimum of two annual meetings to change a majority of the Board under normal circumstances. This structure, which may be regarded as an "anti-takeover" provision, may make it more difficult for the Fund's Shareholders to change the majority of Trustees of the Fund and, thus, promotes the continuity of current management.

     The Board, upon recommendation of its Contract Review and Governance Committee, which makes nominations for Trustee membership, approved the nomination of the four persons listed below for election at the Meeting. If elected at the Meeting, they will be Class II Trustees:

        CLASS II TRUSTEE                 EXPIRATION OF TERM
        ----------------------------     -------------------------
        Edward A. Benjamin               2007 Annual Meeting
        Kenneth J. Cowan                 2007 Annual Meeting
        John T. Hailer                   2007 Annual Meeting
        Daniel M. Cain                   2007 Annual Meeting

     It is currently expected that, in accordance with the Board's current retirement policy, Mr. Cowan will retire as a Trustee prior to the December 2007 Annual Meeting.

     Unless authority is withheld, it is the intention of the persons named in the enclosed proxy to vote each proxy for the persons listed above. Each of the Nominees has indicated he will serve if elected, but if he should be unable to serve for the Fund, the proxy holders may vote in favor of such substitute nominee as the Board may designate (or the Board may determine to leave a vacancy). A Trustee elected by the Board to fill any vacancy occurring in the Board of Trustees shall serve until the next annual meeting of shareholders and until his or her successor shall be elected and shall qualify, subject, however, to the Trustee's prior death, resignation, retirement, disqualification or removal from office. Any Trustee elected by shareholders to fill a vacancy that has arisen since the preceding annual meeting of shareholders (whether or not any such vacancy has been filled by election of a new Trustee by the Board) shall hold office for a term that coincides with the remaining term of the Class of Trustees to which such office was previously assigned, if such vacancy arose other than by an increase in the number of Trustees, and until his or her successor shall be elected and shall qualify.

INFORMATION REGARDING TRUSTEES, NOMINEES AND OFFICERS

     The following table provides information concerning the Trustees (including the Trustees who are Nominees) and the Officers of the Fund.


----------------------------- --------------- ------------- ------------------------- ---------------- -----------------------------
                                                TERM OF                                  NUMBER OF
                                                 OFFICE                                PORTFOLIOS IN
                                               AND LENGTH                              FUND COMPLEX
                               POSITION(S)      OF TIME     PRINCIPAL OCCUPATION(S)    OVERSEEN BY     OTHER DIRECTORSHIPS HELD BY
NAME, AGE AND ADDRESS         HELD WITH FUND   SERVED(1)      DURING PAST 5 YEARS     TRUSTEE/NOMINEE         TRUSTEE/NOMINEE
----------------------------- --------------- ------------- ------------------------- ---------------- -----------------------------
----------------------------- --------------- ------------- ------------------------- ---------------- -----------------------------

INDEPENDENT TRUSTEES(2)
----------------------------- --------------- ------------- ------------------------- ---------------- -----------------------------
----------------------------- --------------- ------------- ------------------------- ---------------- -----------------------------

GRAHAM T. ALLISON, JR. (64)      Trustee         Since      Douglas Dillon                  40         Director, Taubman Centers,
399 Boylston Street                            inception    Professor and Director                     Inc.; Board Member, USEC Inc.
Boston, MA 02116                 Contract       (October    of the Belfer Center
(Class I)                       Review and       2002)      for Science and
                                Governance                  International Affairs,
                                Committee                   John F. Kennedy School
                                  Member                    of Government, Harvard
                                                            University
----------------------------- --------------- ------------- ------------------------- ---------------- -----------------------------
----------------------------- --------------- ------------- ------------------------- ---------------- -----------------------------
EDWARD A. BENJAMIN (65)
399 Boylston Street            Trustee and     Since June   Retired; formerly,              40         Director, Coal, Energy
Boston, MA 02116                 Nominee          2003      Partner, Ropes & Gray                      Investments & Management,
(Class II)                                                  (law firm)                                 LLC; Director, Precision
                                  Audit                                                                Optics Corporation (optics
                                Committee                                                              manufacturer)
                                  Member
----------------------------- --------------- ------------- ------------------------- ---------------- -----------------------------
----------------------------- --------------- ------------- ------------------------- ---------------- -----------------------------

DANIEL M. CAIN (59)(3)         Trustee and       Since      President and CEO, Cain         40         Trustee, Universal Health
452 Fifth Avenue                 Nominee       inception    Brothers & Company,                        Realty Income Trust;
New York, NY 10018                              (October    Incorporated                               Director, Sheridan
(Class II)                     Chairperson       2002)      (investment banking)                       Healthcorp (physician
                               of the Audit                                                            practice management)
                                Committee
----------------------------- --------------- ------------- ------------------------- ---------------- -----------------------------
----------------------------- --------------- ------------- ------------------------- ---------------- -----------------------------
PAUL G. CHENAULT (70)
5852 Pebble Beach Way            Trustee       Since June   Retired; Trustee, First         40         Director, Mailco Office
San Luis Obispo, CA 93401                         2003      Variable Life (variable                    Products, Inc.
(Class I)                        Contract                   life insurance)
                                Review and
                                Governance
                                Committee
                                  Member
----------------------------- --------------- ------------- ------------------------- ---------------- -----------------------------
----------------------------- --------------- ------------- ------------------------- ---------------- -----------------------------

KENNETH J. COWAN (71)          Trustee and       Since      Retired                         40         None
399 Boylston Street              Nominee       inception
Boston, MA 02116                                (October
(Class II)                     Chairperson       2002)
                                  of the
                                 Contract
                                Review and
                                Governance
                                Committee
----------------------------- --------------- ------------- ------------------------- ---------------- -----------------------------
----------------------------- --------------- ------------- ------------------------- ---------------- -----------------------------

RICHARD DARMAN (60)              Trustee         Since      Partner, The Carlyle            40         Director and Chairman, AES
399 Boylston Street                            inception    Group (investments);                       Corporation (international
Boston, MA 02116                 Contract       (October    Chairman of the Board                      power company)
(Class I)                       Review and       2002)      of Directors of AES
                                Governance                  Corporation
                                Committee                   (international power
                                  Member                    company); formerly,
                                                            Professor, John F.
                                                            Kennedy School of
                                                            Government, Harvard
                                                            University
----------------------------- --------------- ------------- ------------------------- ---------------- -----------------------------


                                       3



----------------------------- --------------- ------------- ------------------------- ---------------- -----------------------------
                                                TERM OF                                   NUMBER OF
                                                 OFFICE                                PORTFOLIOS IN
                                               AND LENGTH                              FUND COMPLEX
                                POSITION(S)     OF TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN BY     OTHER DIRECTORSHIPS HELD BY
NAME, AGE AND ADDRESS         HELD WITH FUND   SERVED(1)      DURING PAST 5 YEARS     TRUSTEE/NOMINEE         TRUSTEE/NOMINEE
----------------------------- --------------- ------------- ------------------------- ---------------- -----------------------------

SANDRA O. MOOSE (62)(3)          Trustee         Since      President, Strategic            40         Director, Verizon
399 Boylston Street                            inception    Advisory Services                          Communications; Director,
Boston, MA 02116                  Audit         (October    (management                                Rohm and Haas Company
(Class III)                     Committee        2002)      consulting); formerly,                     (specialty chemicals)
                                  Member                    Senior Vice President
                                                            and Director, The
                                                            Boston Consulting
                                                            Group, Inc. (management
                                                            consulting)
----------------------------- --------------- ------------- ------------------------- ---------------- -----------------------------
----------------------------- --------------- ------------- ------------------------- ---------------- -----------------------------

JOHN A. SHANE (71)               Trustee         Since      President, Palmer               40         Director, Gensym
200 Unicorn Park Drive                         inception    Service Corporation                        Corporation; Director,
Woburn, MA 01801                 Contract       (October    (venture capital                           Overland Storage, Inc.;
(Class III)                     Review and       2002)      organization)                              Director, Abt Associates Inc.
                                Governance
                                Committee
                                  Member
----------------------------- --------------- ------------- ------------------------- ---------------- -----------------------------
----------------------------- --------------- ------------- ------------------------- ---------------- -----------------------------

INTERESTED TRUSTEES(2)
----------------------------- --------------- ------------- ------------------------- ---------------- -----------------------------
----------------------------- --------------- ------------- ------------------------- ---------------- -----------------------------
ROBERT J. BLANDING (56)
555 California Street            Trustee       Since June   President, Chairman,            40                     None
San Francisco, CA 94104                           2003      Director and Chief
(Class I)                                                   Executive Officer,
                                                            Loomis, Sayles &
                                                            Company, L.P.
----------------------------- --------------- ------------- ------------------------- ---------------- -----------------------------

                                       4


----------------------------- --------------- ------------- ------------------------- ---------------- -----------------------------

JOHN T. HAILER (43)(4)        President and      Since      President and Chief             40                     None
399 Boylston Street               Chief        inception    Executive Officer, CDC
Boston, MA 02116                Executive       (October    IXIS Asset Management
(Class II)                       Officer         2002)      Distributors, L.P.

                               Trustee and
                                 Nominee
----------------------------- --------------- ------------- ------------------------- ---------------- -----------------------------
----------------------------- --------------- ------------- ------------------------- ---------------- -----------------------------

PETER S. VOSS (57)(5)         Chairman of        Since      Director, President and         40         Trustee, Harris Associates
399 Boylston Street            the Board       inception    Chief Executive                            Investment Trust(6)
Boston, MA 02116                                (October    Officer, CDC IXIS Asset
(Class III)                      Trustee         2002)      Management North
                                                            America, L.P.
----------------------------- --------------- ------------- ------------------------- ---------------- -----------------------------
----------------------------- --------------- ------------- ------------------------- ---------------- -----------------------------

OFFICERS
----------------------------- --------------- ------------- ------------------------- ---------------- -----------------------------
----------------------------- --------------- ------------- ------------------------- ---------------- -----------------------------

JAMES J. FINNEGAN (43)           Chief           Since      General Counsel,                N/A                     N/A
399 Boylston Street            Operating       inception    Managing Director, Vice
Boston, MA  02116               Officer         (October    President and Clerk,
                                                 2002)      AEW Management and
                                                            Advisors, L.P.; General
                                                            Counsel and Principal,
                                                            formerly, Assistant
                                                            General Counsel and
                                                            Vice President, AEW
                                                            Capital Management,
                                                            L.P.; Managing Director
                                                            and Vice President, AEW
                                                            Advisors, Inc.; Vice
                                                            President and Assistant
                                                            Clerk, AEW Investment
                                                            Group, Inc.; Vice
                                                            President and Assistant
                                                            Clerk, AEW Real Estate
                                                            Advisors, Inc.
----------------------------- --------------- ------------- ------------------------- ---------------- -----------------------------
----------------------------- --------------- ------------- ------------------------- ---------------- -----------------------------

FRANK A. LOPICCOLO (50)        Anti-Money        Since      Senior Vice President,          N/A                     N/A
399 Boylston Street            Laundering       February    CDC IXIS Asset
Boston, MA 02116                Officer           2003      Management Services,
                                                            Inc.
----------------------------- --------------- ------------- ------------------------- ---------------- -----------------------------
----------------------------- --------------- ------------- ------------------------- ---------------- -----------------------------

NICHOLAS H. PALMERINO (39)     Treasurer         Since      Senior Vice President,          N/A                     N/A
399 Boylston Street               and           February    CDC IXIS Asset
Boston, MA 02116               Principal          2003      Management Services,
                               Financial                    Inc.; Senior Vice
                                  and                       President, CDC IXIS
                               Accounting                   Asset Management
                                Officer                     Advisers, L.P.;
                                                            formerly, Vice
                                                            President, Loomis,
                                                            Sayles & Company, L.P.
----------------------------- --------------- ------------- ------------------------- ---------------- -----------------------------
----------------------------- --------------- ------------- ------------------------- ---------------- -----------------------------

JOHN E. PELLETIER (39)         Secretary,        Since      Senior Vice President,          N/A                     N/A
399 Boylston Street            Clerk and       inception    General Counsel,
Boston, MA 02116              Chief Legal       (October    Secretary and Clerk,
                                Officer          2002)      CDC IXIS Asset
                                                            Management Distribution
                                                            Corporation; Senior
                                                            Vice President, General
                                                            Counsel, Secretary and
                                                            Clerk, CDC IXIS Asset
                                                            Management
                                                            Distributors, L.P.;
                                                            Senior Vice President,
                                                            General Counsel,
                                                            Secretary and Clerk,
                                                            CDC IXIS Asset
                                                            Management Advisers,
                                                            L.P.; Executive Vice
                                                            President, General
                                                            Counsel, Secretary,
                                                            Clerk, and Director,
                                                            CDC IXIS Asset
                                                            Management Services,
                                                            Inc.
----------------------------- --------------- ------------- ------------------------- ---------------- -----------------------------

(1) As described above, the Trustees are divided into three Classes and serve staggered three-year terms, subject to their prior death, retirement, resignation, disqualification or removal from the Board. It is currently expected that, in accordance with the Board's current retirement policy, Mr. Cowan will retire as a Trustee prior to the 2007 Annual Meeting. The current retirement age is 72. Officers hold office at the pleasure of the Fund's Board and until their successors are appointed and qualified or until their earlier resignation or removal.
(2) For purposes of this Proxy Statement, the term "Independent Trustees" means those Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) of the Fund, and the term "Interested Trustees" means those Trustees who are "interested persons" of the Fund.
(3) The holders of the Fund's Preferred Shares are entitled to elect two Trustees. Mr. Cain and Ms. Moose are elected by the Preferred Shareholders. The remaining Trustees are elected by holders of Common Shares and Preferred Shares, voting together as a single class. As required by the Investment Company Act of 1940, Preferred Shareholders may under certain circumstances elect a majority of the Board of Trustees.
(4) Mr. Hailer is an "interested person" of the Fund because he holds the following positions with affiliated persons of the Fund: Director and Executive Vice President of CDC IXIS Asset Management Distribution Corporation ("CDC IXIS Distribution Corporation"); and President and Chief Executive Officer of CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers").
(5) Mr.  Voss is an  "interested  person"  of the  Fund  because  he  holds  the following positions with affiliated persons of the Fund or its investment adviser: Director of CDC IXIS Asset Management Services, Inc.; Director of CDC IXIS Distribution Corporation; Director and Chairman of CDC IXIS Asset Management Associates, Inc.; Director of AEW Capital Management, Inc.; Director of Harris Associates, Inc.; Director of Loomis, Sayles & Company, Inc.; Director of Reich & Tang Asset Management Inc.; Director of Westpeak Global Advisors, Inc.; and Director of Vaughan Nelson Investment Management, Inc.
(6) As of December 31, 2003, Harris Associates Investment Trust had seven series that were overseen by its Board of Trustees.

     The following table states the dollar range of equity securities beneficially owned as of March 1, 2004 by each Trustee of the Fund and, on an aggregate basis, in any registered investment companies overseen or to be overseen by the Trustee/nominee in the Fund's "family of investment companies."


                                                                        AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
                                       DOLLAR RANGE OF EQUITY             REGISTERED INVESTMENT COMPANIES OVERSEEN BY
  NAME OF TRUSTEE                     SECURITIES IN THE FUND(1)        TRUSTEE IN FAMILY OF INVESTMENT COMPANIES(1),(2)
INDEPENDENT TRUSTEES
Graham T. Allison Jr.                            A                                            E
Edward A. Benjamin                               A                                            A
Daniel M. Cain                                   A                                            A
Paul G. Chenault                                 A                                            A
Kenneth J. Cowan                                 A                                            C
Richard Darman                                   A                                            B
Sandra O. Moose                                  A                                            A
John A. Shane                                    A                                            A

INTERESTED TRUSTEES
Robert J. Blanding                               A                                            A
John T. Hailer                                   A                                            A
Peter S. Voss                                    A                                            E


(1) A. None
   B. $1 - $10,000
   C. $10,001 - $50,000
   D. $50,001 - $100,000
   E. over $100,000

(2) Includes amounts payable by the investment companies under deferred compensation plans as of March 1, 2004. These amounts fluctuate with changes in the value of a hypothetical investment in investment companies shares of compensation the Trustee has elected to defer.

     The Fund pays no compensation to its Officers or to its Interested Trustees. Each other Trustee of the Fund receives a fee of $2,000 annually for serving as a Trustee of the Fund, and a fee of $375 and related expenses for each meeting of the Board of Trustees attended. Each Committee member receives a fee of $2,000 annually for Committee service, and will also receive a meeting fee of $200 for each additional meeting after the first four meetings of a Committee during a given year. In addition, the Chairpersons of the Contract Review and Governance and Audit Committees each receive an additional fee of $1,000 per year.

     During the Fund's fiscal year ended January 31, 2004, the Trustees of the Fund received the amounts set forth in the following table for serving as trustees of the Fund, CDC Nvest Funds Trust I, CDC Nvest Funds Trust II, CDC Nvest Funds Trust III, CDC Nvest Companies Trust I, CDC Nvest Cash Management Trust, Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the "Complex").




                                                     PENSION OR
                                COMPENSATION FROM    RETIREMENT      ESTIMATED
                                 THE FUND FOR THE     BENEFITS         ANNUAL            TOTAL
                                   FISCAL YEAR       ACCRUED AS       BENEFITS     COMPENSATION FROM
                                      ENDING        PART OF FUND        UPON        THE COMPLEX PAID
       NAME OF TRUSTEE           JANUARY 31, 2004     EXPENSES*     RETIREMENT*    TO TRUSTEES(1),(2)
       ---------------           ----------------     --------      ----------       ----------------
INDEPENDENT TRUSTEES
--------------------
Graham T. Allison, Jr.                      $5,875             $0              $0             $82,125
Edward A. Benjamin                          $4,275             $0              $0             $56,775
Daniel M. Cain                              $8,142             $0              $0             $98,142
Paul G. Chenault                            $3,208             $0              $0             $46,958
Kenneth J. Cowan                            $6,875             $0              $0             $88,125
Richard Darman                              $5,750             $0              $0             $80,500
Sandra O. Moose                             $7,142             $0              $0             $92,142
John A. Shane                               $5,700             $0              $0             $81,950

INTERESTED TRUSTEES
Robert J. Blanding                              $0             $0              $0                  $0
John T. Hailer                                  $0             $0              $0                  $0
Peter S. Voss                                   $0             $0              $0                  $0

(1) The Fund provides no pension or retirement benefits to its Trustees. CDC Nvest Funds Trust I, CDC Nvest Funds Trust II, CDC Nvest Funds Trust III, CDC Nvest Companies Trust I, CDC Nvest Cash Management Trust, Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the "CDC Nvest and Loomis Sayles Trusts") have adopted a deferred payment arrangement under which each Trustee may elect not to receive fees from the CDC Nvest and Loomis Sayles Trusts on a current basis but to receive in a subsequent period an amount equal to the value such fees would have been if they had been invested in a series or series of the CDC Nvest and Loomis Sayles Trusts selected by the Trustee on a normal payment date for such fees. As a result of this arrangement, the CDC Nvest and Loomis Sayles Trusts, upon making the deferred payments, will be in substantially the same financial position as if the deferred fees had been paid on the normal payment dates and immediately reinvested in shares of the series selected by the Trustees.
(2) Total Compensation represents amounts paid during 2003 to a Trustee for serving on the board of trustees of 7 trusts with a total of 40 funds as of January 31, 2004. Amounts include payments deferred by Trustees.

BOARD COMMITTEES AND MEETINGS

CONTRACT REVIEW AND GOVERNANCE COMMITTEE. The Committee is comprised solely of Independent Trustees and considers matters relating to advisory, subadvisory and distribution arrangements, potential conflicts of interest between the investment adviser and the Fund, governance matters relating to the Fund and the effect on Common Shares of the use of leveraging through the issuance of the Preferred Shares. The Committee also makes nominations for Trustee membership when necessary. The Board has adopted a written charter for its Contract Review and Governance Committee, a copy of which is included as APPENDIX A.

     The Committee will, when a vacancy on the Board of the Fund exists or is anticipated, consider any candidate for Independent Trustee recommended by a shareholder of the Fund if such recommendation contains sufficient background information concerning the candidate to enable a proper judgment to be made as to the candidate's qualifications, and the recommendation is received in writing no later than the date specified for receipt of shareholder proposals, as set forth below under "Shareholder Proposals for 2005 Annual Meeting." Any such recommendations must be sent to the address indicated below under "Communications with the Board."

     The Committee has not established specific, minimum qualifications that must be met by an individual to be recommended by the Committee for nomination as an Independent Trustee. When nominating an individual to fill a vacancy on the Fund's Board, the Committee may seek referrals from a variety of sources, including current Trustees, management of the Fund, and counsel to the Trustees. In evaluating nominees for a position on the Board, the Committee may consider a variety of factors, including (i) the nominee's knowledge in matters relating to the mutual fund industry; (ii) any experience possessed by the nominee as a director or senior officer of other public companies; (iii) the nominee's educational background; (iv) the nominee's reputation for high ethical standards and personal and professional integrity; (v) any specific financial, technical or other expertise possessed by the nominee, and the extent to which such expertise would complement the Board's existing mix of skills and qualifications; (vi) the nominee's perceived ability to contribute to the ongoing functions of the Board, including the nominee's ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vii) the nominee's ability to qualify as an Independent Trustee for purposes of applicable regulations; and (viii) such other factors as the Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other transitions. Prior to making a final recommendation to the Board, the Committee may conduct personal interviews with the nominees it concludes are the most qualified candidates. Any individuals recommended by shareholders will be evaluated in the same manner as individuals brought to the Board's attention in some other manner.

AUDIT COMMITTEE. The Committee is comprised solely of Independent Trustees and considers matters relating to the scope and results of the Fund's audits and serves as a forum in which the Fund's independent accountants can raise any issues or problems identified in the audit with the Board of Trustees. This Committee also reviews and monitors compliance with stated investment objectives and policies and certain Securities and Exchange Commission and Treasury regulations as well as operational issues relating to the transfer agent, auction agent, administrator, sub-administrator and custodian and the Preferred Shares. In addition, the Committee implements procedures for receipt, retention and treatment of complaints received by the Fund regarding its accounting, internal accounting controls and the confidential, anonymous submission by officers of the Fund or employees of certain service providers of concerns related to such matters.

     The Board of Trustees has determined that each member of the Audit Committee is "independent" under the listing standards of the American Stock Exchange, on which the Common Shares of the Fund are listed. The Board has adopted a written charter for its Audit Committee, a copy of which is included as APPENDIX B. A report of the Audit Committee, dated March 18, 2004, is attached to this Proxy Statement as APPENDIX C.

BOARD AND COMMITTEE MEETINGS. During the Fund's fiscal year ended January 31, 2004, the Board held five meetings, the Contract Review and Governance Committee held five meetings and the Audit Committee held eleven meetings. The Trustees are not required to attend annual shareholder meetings. None of the Trustees attended the 2003 Annual Meeting of Shareholders.

COMMUNICATIONS WITH THE BOARD. Shareholders may mail written communications to the Board of Trustees, addressed as follows: To the Attention of the Board of Trustees of AEW Real Estate Income Fund, c/o John E. Pelletier, Secretary, CDC IXIS Asset Management Services, Inc., 399 Boylston Street, Boston, Massachusetts 02116. The written communication must be signed by the shareholder and include the account number, class and number of shares held by the shareholder as of a recent date or the intermediary through which the shares are held. The Secretary is responsible for collecting, reviewing and organizing all properly submitted shareholder communications. Except as provided below, the Secretary shall either
(i) provide a copy of each properly submitted shareholder communications to the appropriate Committee of the Board, as determined by the Secretary, at the next regularly scheduled Board meeting or (ii) if the Secretary determines that the communication requires more immediate attention, forward the communication to the appropriate Board Committee promptly after receipt; in either case, the Secretary may also provide, in addition to such shareholder communication, a proposed response to such communication. The Secretary may, in good faith, determine that a shareholder communication should not be provided to the Board because it does not reasonably relate to the Fund or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Fund or is otherwise ministerial in nature (such as a request for Fund literature, share data or financial information). These procedures shall not apply to (i) any communication from an officer or Trustee of the Fund, (ii) any communication from an employee or agent (for example, an employee of the Fund's investment advisor, administrator, custodian, distributor and transfer agent) of the Fund, unless such communication is made solely in such employee's or agent's capacity as a shareholder, or (iii) any shareholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, or any communication made in connection with such a proposal (i.e., shareholder proxy proposals).

REQUIRED VOTE. Election of each of Messrs. Benjamin, Cowan and Hailer to the Board of Trustees of the Fund will require the affirmative vote of a plurality of the votes of Common Shareholders and Preferred Shareholders (voting together as a single class) cast in the election of Trustees at the Meeting, in person or by proxy. Election of Mr. Cain to the Board of Trustees of the Fund will require the affirmative vote of a plurality of the votes of the Preferred Shareholders (voting as a separate class) cast in the election of Trustees at the Meeting, in person or by proxy.

THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THIS PROPOSAL FOR EACH OF THE FOUR NOMINEES FOR TRUSTEE.

II. OTHER BUSINESS

     As of the date of this Proxy Statement, the only business that management of the Fund intends to present or knows that others will present is the election of four Trustees of the Fund. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote in accordance with their judgment, unless the Secretary of the Fund has previously received written contrary instructions from the Shareholder entitled to vote the Shares.

III. ADDITIONAL INFORMATION

INVESTMENT  MANAGER.   AEW  Management  and  Advisors,   L.P.  (the  "Investment
Manager"), located at Two Seaport Lane, World Trade Center East, Boston, Massachusetts 02210, serves as investment adviser of the Fund.

TRANSFER AGENT, AUCTION AGENT, CUSTODIAN AND ADMINISTRATOR. EquiServe Trust Company, N.A., located at 150 Royall Street, Canton, Massachusetts 02021, serves as the transfer agent, dividend disbursing agent and registrar of the Fund's Common Shares. Deutsche Bank Trust Company Americas, located at 280 Park Avenue, New York, New York 10017, serves as the auction agent for the Fund's Preferred Shares. Investors Bank & Trust Company, located at 200 Clarendon Street, Boston, Massachusetts 02116, serves as custodian of the Fund's investments. CDC IXIS Asset Management Services, Inc., located at 399 Boylston Street, Boston, Massachusetts, 02116, serves as administrator to the Fund.

INDEPENDENT AUDITORS. PricewaterhouseCoopers LLP ("PwC"), located at 125 High Street, Boston, Massachusetts 02110, has been selected by the Board as the independent auditors of the Fund for the current fiscal year ending January 31, 2005.

     A representative of PwC, if requested by any Shareholder at a reasonable time before the Meeting, will be present via telephone at the Meeting to respond to appropriate questions from Shareholders and will have an opportunity to make a statement if he or she chooses to do so.

     The following table sets forth the aggregate fees billed for professional services rendered by PwC to the Fund in each of the last two fiscal years ended January 31, 2003 and January 31, 2004.

                              AUDIT-RELATED
         AUDIT FEES          FEES (1)         TAX FEES (2)       ALL OTHER FEES
       ---------------    ---------------     --------------     ---------------
       ---------------    ---------------     --------------     ---------------
2003      $24,500             $9,500             $7,000                $0
2004      $20,000            $14,000             $7,000                $0

(1) Fees associated with the following audit-related services:
     YEAR ENDED JANUARY 31, 2003
o       $4,500 - Review and consent related to preferred offering for the Fund.
o       $5,000 - Rating agency agreed-upon procedures report for the Fund.

   YEAR ENDED JANUARY 31, 2004
o       $4,000 - July 31, 2003 SAS 100 review procedures performed for the Fund.
o       $10,000 - Rating agency agreed-upon procedures reports for the Fund.

(2) Fees for years ended January 31, 2004 and 2003 are for tax services for the Fund.

     On an annual basis, the Treasurer of the Fund submits to the Audit Committee information on the audit, audit-related, tax and other non-audit services to be rendered to the Fund that require pre-approval by the Audit Committee. This information provides a description of each type of service that is expected to require pre-approval, the maximum fees that can be paid for each service without further approval and the rationale for engaging the independent auditor to perform each service. The Audit Committee reviews and approves these services and reviews the projected fees for the next calendar year.

     A report is provided to the Audit Committee at regularly scheduled, quarterly Audit Committee meetings containing a summary of the services provided during the prior quarter and the level of fees associated with those services. Any subsequent revisions to already pre-approved services or fees (including fee increases) are also presented for consideration at the quarterly meetings as needed. If subsequent to the annual pre-approval of services by the Audit Committee, the Fund or one of its affiliates determine that they would like to engage the Fund's independent auditors to perform a service not already pre-approved, the Fund or such affiliate submits a request to the Treasurer. If the Treasurer determines that the service fits within the independence guidelines (e.g., it is not a prohibited service), the Treasurer will arrange for a discussion of the service to be included on the agenda for the next regularly scheduled Audit Committee meeting so that pre-approval can be considered.

     If, in the opinion of the Treasurer of the Fund, a proposed engagement needs to commence before the next regularly scheduled Audit Committee meeting, the Treasurer shall submit a written summary of the proposed engagement to all members of the Audit Committee outlining the services, the estimated maximum cost, the category of the services (e.g., audit, audit-related, tax or other) and the rationale for engaging the independent auditor to perform the services. Pursuant to procedures approved by the Board, to the extent the proposed engagement involves audit, audit-related or tax services, any one individual member of the Audit Committee who is an Independent Trustee is authorized under these procedures to pre-approve the engagement. To the extent the proposed engagement involves non-audit services other than audit, audit-related or tax, the entire Audit Committee is authorized to pre-approve the engagement. The
Treasurer will arrange for this interim review and coordinate with the appropriate member(s) of the Audit Committee. An independent auditor must not commence the engagement under consideration until the Treasurer has indicated that the requisite approval has been obtained. The member of the Audit Committee who pre-approves any engagements between regularly scheduled Audit Committee meetings must report, for informational purposes only, any such pre-approval decisions to the Audit Committee at its next regularly scheduled meeting. The percentage of "Audit-Related Fees," "Tax Fees" and "All Other Fees" set forth in the table above that were waived pursuant to 17 CFR 210.2-01(c)(7)(i)(C) was zero.

     The following table sets forth the aggregate fees billed for non-audit services rendered by PwC to the Fund and to the Investment Manager, and any other entity controlling, controlled by or under common control with the Investment Manager that provides services to the Fund during each of the last two fiscal years ended January 31, 2003 and January 31, 2004.

             NON-AUDIT FEES
           --------------------
2003            $200,500
2004            $216,500

     In approving the selection of PwC, the Audit Committee considered, in addition to other practices and requirements relating to the selection of the Fund's auditors, whether PwC's provision of the non-audit services covered in the table above under "Non-Audit Fees" for the Fund, the Investment Manager and for certain related other parties are compatible with maintaining the independence of PwC as the Fund's principal accountants. Please refer to the Audit Committee Report in APPENDIX C to this Proxy Statement.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE. Section 16(a) of the Securities Exchange Act of 1934 and Section 30(f) of the Investment Company Act of 1940 require the Fund's Trustees and Officers and certain other persons to file timely certain reports regarding ownership of, and transactions in, the Fund's securities with the Securities and Exchange Commission. Copies of the required filings must also be furnished to the Fund. Based solely upon a review of copies of such reports furnished to the Fund, the Fund believes Initial Statements of Beneficial Ownership on Form 3 may not have been filed on a timely basis for Mr. Jeffrey Caira, an employee of the Investment Manager. Mr. Caira did not own or dispose of shares of the Fund during the reporting period.

INFORMATION ABOUT PROXIES

     SOLICITATION OF PROXIES AND COSTS OF SOLICITATION. Proxies will be solicited primarily by mailing this Proxy Statement and its enclosures. The cost of soliciting proxies for the Fund will be borne by the Fund. In addition, certain officers of the Fund and certain officers and employees of the Investment Manager or its affiliates (none of whom will receive additional compensation therefor) may solicit proxies by telephone, mail, email and personal interviews. In addition, D.F. King & Co., Inc. may be engaged to assist in the solicitation of proxies, the cost of which will be borne by the Fund and is estimated to be approximately $3,000 in the aggregate, plus out-of-pocket expenses.

     QUORUM, ADJOURNMENTS AND METHODS OF TABULATION. A quorum for the Fund at the Meeting will consist of the presence in person or by proxy of thirty three and 1/3 percent (33 1/3%) of the total Shares of the Fund entitled to vote at the Meeting. In the event that a quorum is not present at the Meeting for the Fund or, even if a quorum is so present, in the event that sufficient votes to elect all the Nominees are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting with no other notice than announcement at the Meeting, to permit further solicitation of proxies with respect to the Proposal. In addition, if, in the judgment of the persons named as proxies, it is advisable to defer action on the Proposal, the persons named as proxies may propose one or more adjournments of the Meeting with respect to the Proposal for a reasonable time. Any adjournments will be decided by a plurality of the Shares entitled to vote present in person or represented by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of all the Nominees. They will vote against any such adjournment those proxies required to be voted against any of the Nominees and will not vote any proxies that direct them to abstain from voting on the election of the Nominees. The costs of any additional solicitation and of any adjourned session will be borne by the Fund.

     Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Fund as tellers (the "Tellers") for the Meeting. The Tellers will count the total number of votes cast "for" approval of the proposal for purposes of determining whether sufficient affirmative votes have been cast. The Tellers will count shares represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. With respect to the election of Trustees, neither abstentions nor broker non-votes have any effect on the outcome of the election.

SHAREHOLDER REPORTS. The Fund's annual report to shareholders for the fiscal year ended January 31, 2004 is included with this proxy statement. Additional copies of the Fund's annual report may be obtained without charge from the Fund by calling 1-800-862-4863 or by writing to the Fund at 399 Boylston Street, Boston, Massachusetts 02116.

SHAREHOLDER PROPOSALS FOR 2005 ANNUAL MEETING. It is currently anticipated that the Fund's next annual meeting of Shareholders will be held in May 2005. Shareholders submitting any proposals for the Fund intended to be presented at the 2005 annual meeting must ensure that such proposals are received by the Fund, in good order and in compliance with all applicable legal requirements and the requirements of the Fund's Bylaws, no later than February 9, 2005 and not earlier than January 25, 2005. Shareholders who wish for the Fund to include a proposal in the proxy statement for next year's annual meeting of shareholders pursuant to Rule 14a-8 under the Securities Act of 1933 must submit their proposal so that it is received by the Fund no later than December 2, 2004. The submission by a Shareholder of a proposal for inclusion in the proxy materials does not guarantee that it will be included. Shareholder proposals are subject to certain requirements under the federal securities laws and must be submitted in accordance with the Fund's Bylaws and the Securities Act of 1933. Shareholder proposals should be addressed to the attention of the Secretary of the Fund.

SIGNIFICANT SHAREHOLDERS. As of March 9, 2004, the following shareholders benefically or of record owned 5% or more of the outstanding shares of the noted class of the Fund:


                                                                                                PERCENTAGE
                                                                                  NUMBER OF     OF SHARES
TITLE OF CLASS          NAME AND ADDRESS OF RECORD OWNER                         SHARES OWNED      OWNED

COMMON SHARES
                        Cede & Co.(1) (2)                                         3,822,633       99.72%
                        55 Water Street, 25th Floor
                        New York, New York 10041-0001

PREFERRED SHARES
                        Fleet National Bank(1) (3)                                   600          53.57%
                        111 Westminster Street
                        Providence, RI 02993

                        Merrill Lynch Government Securities Inc.(1) (3)              347          30.98%
                        World Financial Center North
                        250 Vesey Street
                        New York, NY 10281

                        Wachovia Securities, LLC(1) (3)                              172          15.36%
                        901 East Byrd Street
                        Mail Code WS2031
                        Richmond, VA 23219

(1) Such ownership may be beneficially held by individuals or entities other than the owner listed. To the extent that any listed shareholder beneficially owns more than 25% of the Fund, it may be deemed to "control" the Fund within the meaning of the Investment Company Act of 1940.

(2) A nominee for participants in the Depository Trust Company.

(3) Shares held at the Depository Trust Company.

As of March 9, 2004, the Trustees and Officers of the Fund as a group beneficially owned less than one percent (1%) of the Fund's outstanding Common Shares and Preferred Shares.

                                                                      APPENDIX A

                     Contract Review & Governance Committee
                                       of
                             CDC Nvest Funds Trust I
                            CDC Nvest Funds Trust II
                            CDC Nvest Funds Trust III
                         CDC Nvest Cash Management Trust
                           CDC Nvest Companies Trust I
                           AEW Real Estate Income Fund
                              Loomis Sayles Funds I
                             Loomis Sayles Funds II

                                     CHARTER

1) The Contract Review & Governance Committee (the "Committee") of CDC Nvest Funds Trust I, CDC Nvest Funds Trust II, CDC Nvest Funds Trust III, CDC Nvest Cash Management Trust, CDC Nvest Companies Trust I, AEW Real Estate
     Income Fund, Loomis Sayles Funds I and Loomis Sayles Funds II (the "Trusts") shall be composed entirely of independent trustees.

2)   The purposes of the Committee are:

     a)   Contract Review Matters:

               i) To request and evaluate such information as may reasonably be necessary to evaluate the terms of the advisory agreements, subadvisory agreements, distribution agreements and related distribution plans pursuant to Rule 12b-1 relating to the funds in each Trust on an annual basis and as needed throughout the year;

               ii) To monitor the performance of the advisers and oversee the performance of the subadvisers to the funds in each Trust on a quarterly and annual basis, and as needed throughout the year;

               iii) To monitor  the  discount,  if any,  of the AEW Real  Estate
                    Income Fund's market price on the American Stock Exchange to its net asset value;

               iv) To monitor the effect of the use of leveraging (through the issuance of preferred shares) of the AEW Real Estate Income Fund on common share total return;

               v) To hold scheduled meetings on a regular basis in order to conduct such Committee business and report to the full Board of Trustees at their next regularly scheduled meeting or sooner; and

               vi) To submit minutes of such meetings to the full Board on a regular basis.

     b)   Governance Matters:

               i) The Committee shall make nominations for independent trustee membership on the Board of Trustees when necessary;

               ii) The Committee shall periodically review board governance practices and procedures and shall recommend any appropriate changes to the full board;

               iii) The Committee shall  periodically  review the composition of the board to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already on the board;

               iv)  The Committee shall periodically review trustee compensation
                    and  shall   recommend  any   appropriate   changes  to  the
                    independent trustees;

               v) The Committee shall review committee assignments on an annual basis; and

               vi) The Committee shall review as necessary the responsibilities of each committee of the Board, whether there is continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized. The Committee shall make recommendations for any such action to the full board.

3)       Other Powers and Responsibilities:

     a) The Committee shall monitor the performance of legal counsel employed by the Trusts and the independent trustees, and shall be responsible for the supervision of counsel for the independent trustees;

     b) The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the appropriate Trust; and

     c) The Committee shall review this charter at least annually and recommend any changes to the full board.

                                                                      APPENDIX B

                                 Audit Committee
                                       of
                             CDC Nvest Funds Trust I
                            CDC Nvest Funds Trust II
                            CDC Nvest Funds Trust III
                         CDC Nvest Cash Management Trust
                           CDC Nvest Companies Trust I
                           AEW Real Estate Income Fund
                              Loomis Sayles Funds I
                             Loomis Sayles Funds II


                                     CHARTER

1) The Audit Committee (the "Committee") of CDC Nvest Funds Trust I, CDC Nvest Funds Trust II, CDC Nvest Funds Trust III, CDC Nvest Cash Management Trust, CDC Nvest Companies Trust I, AEW Real Estate Income Fund, Loomis Sayles Funds I and Loomis Sayles Funds II (the "Trusts"):

     a) shall be composed entirely of trustees who are not "interested persons" (as defined for purposes of the Investment Company Act of 1940) of the Trusts; and

     b)   with respect to the Audit Committee of the AEW Real Estate Income Fund
          ONLY:

          i) shall be composed entirely of trustees who (i) meet the independence standards set forth in Section 121(A) of the American Stock Exchange Company Guide (Listing Standards, Policies and Requirements) (the "AMEX Guide") and any additional or different independence standards adopted by the American Stock Exchange to implement the standards set forth in Rule 10A-3 under the Securities Exchange Act of 1934 and (ii) the financial literacy requirements set forth in the first sentence of Section 121(B)(a)(ii) of the AMEX Guide; and

          ii) shall include at least one trustee who meets the financial sophistication and experience requirements set forth in Section 121(B)(a)(ii) of the AMEX Guide.

2)       The purposes of the Committee are:

     a) to oversee the Trusts' accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers;

     b) to oversee the quality and objectivity of the Trusts' financial statements and the independent audit thereof;

     c) to review such aspects of the operations of the Trusts as the Committee or the full Board of Trustees shall deem appropriate;

     d) to act as liaison between the Trusts' independent auditors and the full Board of Trustees;

     e) to review operational issues relating to the preferred shares of the AEW Real Estate Income Fund, including performance by the auction agent of its duties in connection with the auctions;

     f) to oversee any issues in connection with the AEW Real Estate Income Fund's implementation of a managed dividend policy;

     g) to oversee, pursuant to Section 307 of the Sarbanes-Oxley Act of 2002, the Funds' "reporting up" compliance process for attorneys appearing and practicing before the Securities and Exchange Commission in the representation of the Funds, as such process is implemented by the Funds' Chief Legal Officer;

     h) to hold scheduled meetings on a quarterly basis in order to conduct such Committee business and report to the full Board of Trustees at their next regularly scheduled meeting or sooner; and

     i) to submit minutes of such meetings to the full Board of Trustees on a regular basis.

     The function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control, the auditors' responsibility to plan and carry out a proper audit, and management's and the auditors' responsibility to determine that the Trusts' financial statements are complete and accurate and in accordance with generally accepted accounting principles.

3)       Powers and Responsibilities:

     a)   Audit Matters:

          (1) the auditors are ultimately responsible to the Audit Committee and, with respect to all Trusts other than the AEW Real Estate Income Fund, the full Board of Trustees, as representatives of the Trusts' shareholders, and the Audit Committee has the ultimate authority and responsibility for the selection, evaluation, compensation (at the expense of the relevant Trust(s)) and, where appropriate, replacement of the auditors (or, if applicable, to nominate the auditors to be proposed for shareholder approval in any proxy statement), who will report directly to the Audit Committee, and, in connection therewith, to evaluate the independence of the auditors, including, to the extent required by applicable law, a review of any non-audit services provided to any entities in the same investment company complex as the Trusts, and to receive from the auditors a formal written statement delineating all relationships between the auditors and the Trusts consistent with Independence Standards Board Standard No. 1, to actively engage in a dialogue with the auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditors, and to take, or recommend that the full Board of Trustees take, appropriate action to oversee the independence of the auditors;

          (2) to meet with the Trusts' independent auditors, including private meetings, and to request such information as they deem appropriate in connection therewith, as necessary to discuss the matters required to be discussed by Statement of Auditing Standards No. 61, including without limitation, (i) the arrangements for and scope of the annual audit and any special audits; (ii) any matters of concern relating to the Trusts' financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) the auditors' comments with respect to the Trusts' financial policies, procedures and internal accounting controls and management's response thereto; and (iv) the form of opinion the auditors propose to render to the Board of Trustees and shareholders;

          (3) to the extent required by applicable law, to approve all audit and non-audit services rendered to the Trusts and all non-audit services rendered to the Trusts' investment advisers and certain of their affiliates; provided, however, that the Audit Committee may implement policies and procedures pursuant to which services are pre-approved other than by the full Audit Committee, subject to the requirement that the full Audit Committee be notified in a timely manner of each such service;

          (4) to consider the effect upon the Trusts of any changes in accounting principles or practices proposed by management or the auditors; to review an analysis, if any, prepared by the Trusts' management and auditors of significant financial reporting issues and judgments (including issues relating to the valuation of the Trusts' portfolio securities) made in connection with the preparation of the Trusts' financial statements; and to resolve disagreements between the Trusts' management and the auditors regarding financial reporting;

          (5) to review the fees charged by the auditors for audit and non-audit services;

          (6) to review and discuss the Trusts' financial statements with management; and

          (7) with respect to the AEW Real Estate Income Fund ONLY, to consider whether to recommend to the Board of Trustees that the Trusts' audited financial statements be included in the Trusts' annual reports to shareholders.

b)       Operational Matters:

          (1) to review performance of the transfer agent, sub-transfer agents, custodian, sub-custodians and other service providers to the Trusts;

          (2) to review such operational matters with respect to the advisers and subadvisers to the Trusts as the Committee shall deem appropriate;

          (3) to review the codes of ethics of the advisers and subadvisers to the Trusts and review and evaluate reports of any violations of such codes of ethics;

          (4) to investigate any improprieties in Trust operations, including the establishment of procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, including procedures for the confidential, anonymous submission of concerns regarding questionable accounting or auditing matters;

          (5)  to review dividend and capital gain distributions;

          (6) to report its activities to the full Board of Trustees on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate; and

          (7) to regularly meet with the Treasurer or other officers of the Trusts, if the Committee deems such meetings are necessary;

4)       Additional Powers and Responsibilities.

     a) the Committee shall have the resources and authority necessary or appropriate to discharge its responsibilities, including the authority to retain independent counsel and other advisers, experts or consultants at the expense of the appropriate Trust;

     b) when appropriate, and to the full extent required by Section 120 of the AMEX Guide, the Audit Committee shall review potential conflict of interest situations; and

     c) the Committee shall review this Charter at least annually and recommend any changes to the full Board of Trustees.

                                                                      APPENDIX C


The Audit Committee of the Board of Trustees issued the following report concerning the financial statements for the Fund's most recent fiscal year.

     The Audit Committee reviewed and discussed the audited financial statements with Fund management. The Audit Committee also discussed with PricewaterhouseCoopers LLP, the Fund's accountants, the matters required to be discussed by SAS 61 (Communication with Audit Committees). The Audit Committee received the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and discussed with PricewaterhouseCoopers LLP its independence.

     Based on this review and these discussions, the Audit Committee recommended to the Board of Trustees that the audited financial statements be included in the Fund's annual report to shareholders for the fiscal year ended January 31, 2004 for filing with the Securities and Exchange Commission.

                                                              Edward A. Benjamin
                                                                  Daniel M. Cain
                                                                 Sandra O. Moose










                                      C-1
                                                                   RIFPROXY-0304

                                                             COMMON SHAREHOLDERS



AEW LOGO
C/O EQUISERVE TRUST COMPANY, N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694






            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

[X] Please mark votes as in this example.

        1.    Election of trustees.
        Nominees: (01) Mr. Edward A. Benjamin
                  (02) Mr. Kenneth J. Cowan
                  (03) Mr. John T. Hailer

FOR ALL NOMINEES [  ]     [  ] WITHHELD FROM ALL NOMINEES

[  ] --------------------------------------------------
(To withhold authority for a nominee, check this box and list the names of such nominee(s) on the line above. Your shares will be voted for the remaining nominees.)

               Mark box at right if you plan to attend the Annual Meeting. [ ] Mark box at right if an address change or comment has been noted on the reverse side of this card.  [  ]

   Please sign this proxy exactly as name appears hereon. When shares are held by joint tenants, both should sign.
   When signing as attorney, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partnership, sign in the partnership name.


Signature: _____________ Date: _______ Signature: ______________ Date: _________

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

                           AEW REAL ESTATE INCOME FUND

                      THIS PROXY IS SOLICITED ON BEHALF OF
                        THE BOARD OF TRUSTEES OF THE FUND
                 PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS ON
                                  MAY 20, 2004

The undersigned hereby appoints John E. Pelletier, Nicholas H. Palmerino and Coleen Downs Dinneen, and each of them separately, will full power of substitution, as proxies for the undersigned, to vote, act and consent with respect to any and all shares of AEW Real Estate Income Fund (the "Fund"), which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund (the "Meeting") to be held at CDC IXIS Asset Management Advisers, L.P., 399 Boylston Street, 10th Floor, Boston, MA 02116, at 9:00 a.m., on Thursday, May 20, 2004, and at any continuation or adjournment thereof, with all powers the undersigned would possess if personally present, upon such business as may properly come before the Meeting including the matters indicated on the reverse side.

THIS PROXY WILL BE VOTED AS DIRECTED. IN THE ABSENCE OF DIRECTION, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR EACH NOMINEE.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement.

--------------------------------------------------------------------------------
 SHAREHOLDERS ARE URGED TO MARK, SIGN AND RETURN THIS PROXY IN THE ENVELOPE PROVIDED. PLEASE DO NOT FORGET TO DATE THIS PROXY.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                             DO YOU HAVE ANY COMMENTS?

-------------------------                            --------------------------

-------------------------                            --------------------------

-------------------------                            --------------------------

                                                          PREFERRED SHAREHOLDERS









            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

[X] Please mark votes as in this example.

        1. Election of trustees.
        Nominees: (01) Mr. Edward A. Benjamin
                  (02) Mr. Kenneth J. Cowan
                  (03) Mr. John T. Hailer
                  (04) Mr. Daniel M. Cain

FOR ALL NOMINEES [  ]     [  ] WITHHELD FROM ALL NOMINEES

[   ] --------------------------------------------------
(To withhold authority for a nominee, check this box and list the names of such nominee(s) on the line above. Your shares will be voted for the remaining nominees.)








               Mark box at right if you plan to attend the Annual Meeting. [ ] Mark box at right if an address change or comment has been noted on the reverse side of this card.  [  ]

   Please sign this proxy exactly as name appears hereon. When shares are held by joint tenants, both should sign.
   When signing as attorney, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partnership, sign in the partnership name.


Signature: ______________ Date: _____ Signature: _______________ Date: _________

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

                           AEW REAL ESTATE INCOME FUND

                      THIS PROXY IS SOLICITED ON BEHALF OF
                        THE BOARD OF TRUSTEES OF THE FUND
                 PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS ON
                                  MAY 20, 2004

The undersigned hereby appoints John E. Pelletier, Nicholas H. Palmerino and Coleen Downs Dinneen, and each of them separately, will full power of substitution, as proxies for the undersigned, to vote, act and consent with respect to any and all shares of AEW Real Estate Income Fund (the "Fund"), which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund (the "Meeting") to be held at CDC IXIS Asset Management Advisers, L.P., 399 Boylston Street, 10th Floor, Boston, MA 02116, at 9:00 a.m., on Thursday, May 20, 2004, and at any continuation or adjournment thereof, with all powers the undersigned would possess if personally present, upon such business as may properly come before the Meeting including the matters indicated on the reverse side.

THIS PROXY WILL BE VOTED AS DIRECTED. IN THE ABSENCE OF DIRECTION, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR EACH NOMINEE.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement.

--------------------------------------------------------------------------------
 SHAREHOLDERS ARE URGED TO MARK, SIGN AND RETURN THIS PROXY IN THE ENVELOPE PROVIDED. PLEASE DO NOT FORGET TO DATE THIS PROXY.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                            DO YOU HAVE ANY COMMENTS?

-------------------------                            -------------------------

-------------------------                            -------------------------

-------------------------                            -------------------------

                           AEW REAL ESTATE INCOME FUND


                                                                  March 25, 2004

VIA EDGAR

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549


Re:           AEW REAL ESTATE INCOME FUND
              (File Nos.: 333-102009 and 811-21206)

Dear Sir or Madam:

     Conveyed herewith pursuant to Rule 14a-6(b) under the Securities Exchange Act of 1934 and Rule 101(a)(1)(iii) of Regulation S-T for use in connection with an annual meeting of shareholders of the AEW Real Estate Income Fund is the definitive proxy statement.

     The annual meeting of shareholders, scheduled for May 20, 2004, is being called for the purpose of submitting one proposal to shareholders that relates to the annual election of trustees of the AEW Real Estate Income Fund.

     The Fund expects to begin mailing the proxy materials to shareholders on or about March 25, 2004.

     Please direct any comments you may have to me at 617-449-2810 or my colleague, Rachel Downey, at 617-449-2815. Thank you for your attention to this matter.

                                                        Sincerely,

                                                        /S/ COLEEN DOWNS DINNEEN
                                                        Coleen Downs Dinneen
                                                        Assistant Secretary